EXHIBIT (10.4)
                 WAIVER AND SECOND AMENDMENT TO NOTE AGREEMENT


Reference is made to the Note Agreement dated as of October 1, 1988 (as amended, the "Note Agreement") between Uni-Marts, Inc. (The "Company") and Massachusetts Mutual Life Insurance Company, Northern Life Insurance Company, Northwestern National Life Insurance Company, American Investors Life Insurance Company, The North Atlantic Life Insurance Company of America, and Commercial Union Life Insurance Company (together, the "Holders").

WHEREAS, the Company has advised the Holders that the Company has failed to comply with Section 5.8A of the Note Agreement during the quarter ended January 2, 1997 and the quarter ending April 3, 1997;

WHEREAS, the Company represents and warrants to the Holders that, after giving effect of this Waiver and Second Amendment, no Default or Event of Default shall be outstanding under the Note Agreement; and

WHEREAS, at the Company's request, the Company and the Holders are desirous of waiving the Events of Default occasioned by the Company's noncompliance with
Section 5.8A of the Note Agreement and of amending said Section 5.8A.

NOW THEREFORE, the Company and the Holders agree as follows:

1.    The Events of Default caused by the Company's noncompliance with
Section 5.8A of the Note Agreement during the first quarter ended
January 2, 1997 and the fiscal quarter ending on April 3, 1997 are hereby waived.

2. Section 5.8A of the Note Agreement is hereby amended in its entirety to read as follows:

           5.8A Fixed Charge Coverage. The Company will at all times keep and maintain Net Income Available for Fixed Charges for the immediately preceding four fiscal quarters at not less than 125% of Fixed Charges for such four fiscal quarters; provided, however, that with respect to the four fiscal quarter periods ending, respectively, on January 2, 1997 and April 3, 1997, the Company will at all times keep and maintain Net Income Available for Fixed Charges for the immediately preceding four fiscal quarters at not less than 115% of Fixed Charges.

3. The capitalized terms used herein shall have the respective meanings specified in the Note Agreement unless otherwise defined herein or if the context hereof shall otherwise require.

4. Except as amended herein, the terms and provisions of the Note Agreement are hereby ratified, confirmed and approved in all respects.

5. The effectiveness of this Waiver and Second Amendment is expressly conditioned on the accuracy of the Company's representations and warranties set forth above.

6.    This document shall be dated as of January 21, 1997.







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ACCEPTED AND AGREED TO:

UNI-MARTS, INC.                           MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY


/S/ J. KIRK GALLAHER                      /S/ MARK A. AHMED
-------------------------------           ------------------------------
By: J. Kirk Gallaher                      By: Mark A. Ahmed
Its: Executive V.P.                       Its: Managing Director

NORTHERN LIFE                             RELIASTAR LIFE INSURANCE
INSURANCE COMPANY                         COMPANY F/K/A/
                                          NORTHWESTERN NATIONAL LIFE
                                          INSURANCE COMPANY


/S/ JAMES V. WITTICH                      /S/ JAMES V. WITTICH
-------------------------------           ------------------------------
By: James V. Wittich                      By: James V. Wittich
Its: Assistant Treasurer                  Its: Authorized Representative

AMERICAN INVESTORS LIFE                   RELIASTAR BANKERS SECURITY
INSURANCE COMPANY                         LIFE INSURANCE COMPANY as
                                          Successor by Merger to NORTH
                                          ATLANTIC LIFE INSURANCE
                                          COMPANY OF AMERICA


                                          /S/ JAMES V. WITTICH
-------------------------------           ------------------------------
By:                                       By: James V. Wittich
Its:                                      Its: Vice President

COMMERCIAL UNION LIFE
INSURANCE COMPANY


-------------------------------
By:
Its:




















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